UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 28, 2005

                                     ------

                              CYTEC INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                                     1-12372
                            (Commission File Number)

                Delaware                                   22-3268660
(State or other jurisdiction of incorporation)          (I.R.S. Employer
                                                        Identification No.)

                           Five Garret Mountain Plaza
                         West Paterson, New Jersey 07424
              (Address of principal executive offices and zip code)

                                 (973) 357-3100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry Into a Material Definitive Agreement

     In connection with the closing of the transactions contemplated by the Stock and Asset Purchase Agreement, dated as of October 1, 2004 (as amended by the First Amendment dated as of January 4, 2005, the Second Amendment dated as of February 5, 2005, and the Third Amendment dated as of February 28, 2005, the "Purchase Agreement"), between Cytec Industries Inc. ("Cytec") and UCB SA ("UCB"), Cytec and UCB entered into a stockholder's agreement (the "Stockholder's Agreement") dated as of February 28, 2005. Pursuant to the Stockholder's Agreement, a form of which was agreed by the parties in connection with their execution of the Purchase Agreement, UCB is subject to certain restrictions in respect of its ownership of the 5,772,857 shares of Cytec common stock, par value $0.01 per share, that it received pursuant to the Purchase Agreement (the "Purchase Price Shares"), including, but not limited to: (1) a 5-year standstill prohibiting UCB from purchasing additional shares of Cytec common stock, affecting the business and affairs of Cytec or causing, advocating or participating in a change of control of Cytec; (2) an obligation to vote in accordance with the Cytec Board of Directors' recommendations on certain matters; (3) a 2-year restriction on transfers of the Cytec common stock delivered to UCB in the transaction, with an exception permitting UCB to enter into certain hedging transactions immediately after the closing with respect to up to 962,143 Purchase Price Shares; and (4) a commitment that UCB will sell a sufficient number of shares of Cytec common stock so that it will hold less than 5% of Cytec's outstanding shares by the fifth anniversary of the closing (which commitment will be facilitated by customary registration rights in respect of the Purchase Price Shares).

     The foregoing summary of the Stockholder's Agreement does not purport to be complete and is subject to and is qualified in its entirety by reference to the text of the Stockholder's Agreement. A copy of the Stockholder's Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 1.01.


Item 2.01     Completion of Acquisition or Disposition of Assets

     The closing of the transactions contemplated by the Purchase Agreement, pursuant to which Cytec agreed to acquire the specialty chemicals business of UCB (the "Business"), occurred on February 28, 2005.

     Cytec announced on February 28, 2005 that the transaction was valued at $1.797 billion, of which Cytec paid EUR 1.140 billion ($1.505 billion at 1.32$/EUR) in cash and the balance in 5,772,857 shares of Cytec common stock in consideration for acquiring shares of UCB's subsidiaries Surface Specialties S.A. and Surface Specialties Holding GmbH and for acquiring certain assets related to the Business. In addition, there is contingent consideration of up to a maximum of EUR 50 million, of which Cytec paid EUR 20 million up front with the balance payable in 2006. The contingent consideration is earned on a pro rata basis pending the achievement of certain operating results by the Business in 2005. UCB also reimbursed Cytec for certain transaction related costs.

     The Business includes a significant amino resins business. Cytec has agreed with the Commission of the European Communities and the U.S. Federal Trade Commission that it will divest the Business' amino resins business and that, prior to the divestment, Cytec will hold the Business' amino resins business separate and will report to an independent trustee.

     Cytec financed a portion of the cash component of the acquisition price under a $700,000,000 unsecured 364 Day Term Loan Agreement and a $725,000,000 unsecured Five Year Term Loan Agreement that Cytec entered into on February 15, 2005. Citigroup Global Markets, Inc. is acting as the lead arranger and book manager, Wachovia Bank, National Association and ABN AMRO Bank N.V. are acting as syndication agents, Calyon New York Branch, SunTrust Bank and The Bank of Nova Scotia are acting as documentation agents and Citicorp North America, Inc. is acting as administrative agent.


Item 3.02     Unregistered Sales of Equity Securities

     As described under Item 2.01 hereof, pursuant to the Purchase Agreement, UCB acquired the Purchase Price Shares as of the closing.


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     Cytec transferred the Purchase Price Shares to UCB without registration in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), relating to transactions by an issuer not involving any public offering. In determining that the Section 4(2) exemption is applicable to the transfer of the Purchase Price Shares pursuant to the Purchase Agreement, Cytec relied on, among other things, UCB's representation contained in the Purchase Agreement that UCB is acquiring the Purchase Price Shares for investment and not with a view toward any distribution thereof, or with any present intention of distributing the Purchase Price Shares other than as provided in the Stockholder's Agreement.


Item 9.01     Financial Statements and Exhibits



(a)            Financial Statements of Business Acquired

               The financial statements of the business acquired will be filed by an amendment to the Form 8-K not later than 71 calendar days after the date hereof. Pro Forma Financial Information

(b)            Pro Forma Financial Information

               The pro forma financial information will be filed by an amendment to the Form 8-K not later than 71 calendar days after the date hereof.

(c)            Exhibits

Exhibit 99.1 Stockholder's Agreement, dated as of February 28, 2005 between Cytec Industries Inc. and UCB SA.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CYTEC INDUSTRIES INC.




Date:  March 4, 2005                                By:   /s/  Roy Smith
                                                         ---------------------
                                                         Name:  Roy Smith
                                                         Title: Vice President



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EXHIBIT INDEX

Exhibit 99.1 Stockholder's Agreement, dated as of February 28, 2005 between Cytec Industries Inc. and UCB SA.


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